SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                        C U R R E N T   R E P O R T

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                                July 17, 1997
                                -------------
              Date of Report (Date Of Earliest Event Reported)

                    FIRST CITIZENS FINANCIAL CORPORATION
                    ------------------------------------
           (Exact Name Of Registrant As Specified In Its Charter)

                                  Delaware
                --------------------------------------------
               (State Or Other Jurisdiction Of Incorporation)

             0-17912                         52-1638667
      ----------------------        ------------------------------
     (Commission File Number)      (IRS Employer Identification No.)

                             22 Firstfield Road
                       Gaithersburg, Maryland  20878
             -------------------------------------------------
            (Address Of Principal Executive Offices) (Zip Code)

                             (301) 527-2400
             --------------------------------------------------
            (Registrant's Telephone Number, including Area Code)

                               NOT APPLICABLE
        ----------------------------------------------------------
       (Former Name Or Former Address, If Changed Since Last Report)

          ITEM 5.  OTHER EVENTS.

                    On July 17, 1997, First Citizens Financial
          Corporation released earnings figures for the second quarter of 1997. A press release is attached hereto as
          Exhibit 99.1.


          ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

          (c)  Exhibits

                    99.1      Press release by First Citizens
                              Financial Corporation, dated July 17,
                              1997



                                  SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

          Dated:  July 22, 1997

                                   FIRST CITIZENS FINANCIAL
                                   CORPORATION

                                   By:  /s/  Enos K. Fry
                                   Name:     Enos K. Fry
                                   Title:    Vice Chairman and
                                             President



                                EXHIBIT INDEX

          Exhibit
          Number              Description

          99.1                Press release by First Citizens
                              Financial Corporation, dated July 17,
                              1997